                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  FORM 8-K/A

                               (Amendment No. 1)

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 6, 1995


                          MICROS-TO-MAINFRAMES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                        Commission file number 0-22122
                                               -------

            New York                                   13-3354896
- -------------------------------          ------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation of organization)

                614 Corporate Way, Valley Cottage, NY     10989
                -----------------------------------------------
                   (Address of principal executive offices)

                                (914) 268-5000
                       -------------------------------
                       (Registrant's telephone number )

                                Not applicable
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

                          Micros-to-Mainframes, Inc.

                              Report on Form 8-K

                               TABLE OF CONTENTS


                                                                    Page
                   INFORMATION TO BE INCLUDED IN THE REPORT




Item 7.   Financial Statements and Exhibits                           3


Signatures                                                            4

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statement of Business Acquired

     Data.Com Results, Inc. Audited Financial Statement as of
     December 31, 1995.

     Report of Independent Accountants ............................    F1
     Balance Sheet ...............................................     F2
     Statement of Operations and Retained Earnings (Deficit)......     F3
     Statement of Cash Flows .....................................     F4
     Notes to Financial Statements ...............................   F5-F8

(b)  Pro Forma Financial Information
     (i)  Unaudited Pro Forma Combined Balance Sheet as of
          December 31, 1995.

     (ii) Unaudited Pro Forma Combined Statement of operation for Nine months ended December 31, 1995 and Year ended March 31, 1995.

      The forgoing Pro Forma Financial Information is included on pages P1- P5 on this report.

(c)   Exhibits - None

                                  SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                  MICROS-TO-MAINFRAMES, INC.




Date :  June 5, 1996             By /s/ Howard A. Pavony
        ------------                --------------------------
                                      Howard A. Pavony
                                      President (Co-Principal
                                      Executive Officer) and Director





Date :   June 5, 1996            By /s/ Steven H Rothman
        --------------              --------------------------
                                      Steven H. Rothman
                                      Vice President (Co-Principal
                                      Executive Officer) and Director






Date :  June 5, 1996              By /s/ Frank T. Wong
       --------------                --------------------------
                                      Frank T. Wong
                                      Vice President - Finance
                                      (Principal Financial and
                                       Accounting Officer) and
                                       Director

To the Board of Directors
Data.Com Results, Inc.

                       Report of Independent Accountants

We have audited the accompanying balance sheet of Data.Com Results, Inc., as of December 31, 1995, and the related statements of operations and retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Data.Com Results, Inc., as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

/s/ Blum Shapiro & Co P.C.
- --------------------------

March 22, 1996, except for the subsequent event discussed in Note 7, as to which the date is May 3, 1996




















                                      F1

DATA.COM RESULTS, INC.
(An "S" Corporation)
BALANCE SHEET
DECEMBER 31, 1995

ASSETS

Current Assets
 Cash                                                   $ 21,881
 Accounts receivable, net of allowance for
 doubtful accounts of $9,500                             945,483
 Inventory                                               316,203
 Loan receivable - stockholder                            62,720
 Prepaid expenses and other current assets                24,095
 Deferred income taxes                                    12,546
                                                      ----------
        Total current assets                           1,382,928

Property and Equipment
  Office and computer equipment                          379,134
  Leasehold improvements                                  71,219
                                                      ----------
                                                         450,353
  Less accumulated depreciation and amortization         202,244
                                                      ----------
   Net property and equipment                            248,109
                                                     ------------
       Total Assets                                  $ 1,631,037
                                                    =============
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
 Accounts payable                                    $ 1,373,779
 Customer deposits                                        65,624
 Deferred revenue                                        104,550
 Accrued expenses and taxes                               54,543
                                                    -------------
  Total current liabilities                            l,598,496

  Deferred Income Taxes                                    5,258

 Stockholder's Equity
  Common stock ($ 10 par value) 5,000 shares authorized;
   100 shares issued and outstanding                       1,000
   Paid-in capital                                       180,000
   Retained earnings (deficit)                          (153,717)
                                                      ------------
     Total stockholder's equity                           27,283
                                                      ------------
  Total Liabilities and  Stockholder's Equity         $1,631,037
                                                      ============
The accompanying notes are an integral part of the financial
Statement
                                      F2

DATA.COM RESULTS, INC.
(An "S" Corporation)
STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 1995

Net Revenue                                               $5,348,060
Cost of Sales                                              3,252,254
                                                        -------------
Gross Profit                                               2,095,806

Operating Expenses                                         2,259,778
                                                           ----------
Operating Loss                                             ( 163,972)

Interest Expense                                            ( 99,009)
                                                        -------------
Loss Before Income Tax Benefit                             ( 262,981)
Income Tax Benefit                                              (127)
                                                        -------------
Net Loss                                                    (262,854)
                                                        -------------
Retained Earnings - Beginning of Year,
       as Previously Stated                                  225,226
Prior Period Adjustment                                     (116,089)
                                                        -------------
Retained Earnings-Beginning of Year,as Restated              109,137
                                                        -------------
Retained Earnings (Deficit) - End of Year                 $ (153,717)
                                                        =============



   The accompanying notes are an integral part of the financial statements











                                      F3

 DATA.COM RESULTS, INC.
(An "S" Corporation)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1995

Cash Flows from Operating Activities
 Net loss                                              $ (262,854)
 Adjustments to reconcile net loss to net cash
 provided by operating activities:
   Depreciation and amortization                           29,233
   Loss on disposal of property and equipment              12,710
   Deferred income tax benefit                               (777)
   Bad debt expense                                         2,699
   (Increase) decrease in operating assets:
    Accounts receivable                                   164,541
    Inventory                                              57,512
    Prepaid expenses and other current assets              57,232
 Increase (decrease) in operating liabilities:
    Accounts payable                                      (54,189)
    Customer deposits                                      65,624
    Deferred revenue                                      (26,255)
    Accrued expenses and taxes                             16,070
                                                       -----------
    Net cash provided by operating activities              61,546
                                                       -----------
        Cash Flows from Investing Activities
        Purchases of equipment                            (33,456)
        Advances on stockholder loan                     (101,000)
        Payments on stockholder loan                       63,280
                                                       -----------
        Net cash used in investing activities             (71,176)
                                                       -----------
        Net Decrease in Cash                               (9,630)
        Cash - Beginning of Year                           31,511
                                                       -----------
        Cash - End of Year                               $ 21,881

        Cash Paid During the Year for
        Interest                                         $ 99,009
        Income taxes                                        2,000


   The accompanying notes are an integral part of the financial statements



                                      F4

DATA.COM RESULTS, INC.
(An "S" Corporation)
NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting, Policies:

Nature of Business - The Company provides computer equipment and related consulting services to a variety of industries in the Northeast, primarily on a project basis. In the normal course of business, the Company provides credit to customers under standard terms without collateral.

Cash - The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts or instruments. The Company believes it is not exposed to any significant credit risk on cash.

Inventory - Inventory consisting of computer and peripheral equipment is stated at the lower of cost or market, cost being determined using the first-in, first-out method.

Property and Equipment - Property and equipment are stated at cost. Major renewals and betterments are charged to the property accounts, while replacements, maintenance and repairs that do not improve or extend the life of the respective assets are expensed as incurred. The Company follows the policy of providing for depreciation and amortization of property and equipment by charging against earnings amounts sufficient to amortize the cost of properties over their estimated useful lives as follows:

  Office and computer equipment              5-10 years
  Leasehold improvements                      39 years

Depreciation and amortization are provided for primarily by using accelerated methods. Depreciation and amortization expense charged to operations for the year ended December 31, 1995 was $29,233.

Operating Leases - Rentals pertaining to noncapitalized lease agreements which convey merely the right to use property are charged to income as incurred.

Revenue Recognition - Revenue on service maintenance contracts is recognized on a straight-line basis over the life of the contract. The unamortized amount at December 31, 1995 is classified on the balance sheet as deferred revenue.



                                      F5

Income Taxes - The Company has elected, by consent of its stockholder, to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholder is liable for individual federal income taxes on his equitable share of the Company's taxable income. Accordingly, the financial statements reflect no provision or liability for federal income taxes. The Company is liable for state income taxes.

Income tax expense includes state taxes currently payable and deferred taxes. The Company provides for deferred taxes on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. These differences relate primarily to different methods of accounting for contract revenues, allowance for doubtful accounts, and expenses reported in different periods for financial reporting and income tax purposes.

Profit-Sharing Plan - The Company has instituted a 401(k) plan for all eligible employees. The Company makes a matching contribution for a portion on each employee's voluntary contribution.There was no matching contribution in 1995.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.



                                      F6

Note 2 - Loan Receivable - Stockholder:

Loan receivable - stockholder consists of funds advanced from the Company to its stockholder. The loan will be paid in monthly installments beginning May 1, 1996 over a three-year period with interest charged at prime plus 1 %. The balance at December 31, 1995 was $62,720.

Note 3 - Credit Agreement:

The Company has a revolving credit agreement with a commercial finance company which provides a credit line up to $1,750,000. Availability under the line is limited by the level of ineligible accounts receivable and inventory. Interest is payable at 2.5% over the prime rate of interest and begins accruing 30 days after the Company purchases inventory items. The Company has payment terms up to 150 days for inventory purchased using the credit line.

Borrowings under this arrangement are secured by inventory and accounts receivable and the guaranty of the stockholder. The amount outstanding under this agreement at December 31, 1995 was $935,897 and is included in the accounts payable balance.

The agreement includes certain covenants which require the Company to meet certain ratios and levels of profitability. The Company failed to meet certain financial ratios required under the credit agreement as of December 31, 1995.



Note 4 - Leases:

The Company leases, under noncancelable agreements, office and warehouse space and equipment. Future minimum lease payments under these agreements, which are accounted for as operating leases, are as follows:

Year Ending December 31
        1996                                     $ 169,440
        1997                                       162,181
        1998                                       100,290
        1999                                        49,832

Total rent expense for the year ended December 31, 1995 was $185,098.



                                      F7

Note 5 - Income Taxes:

The Company's deferred state tax assets and liabilities consisted of the following at December 31,1995:

       Deferred tax assets:
        Gross                               $ 37,860
        Valuation allowance                   25,314
                                           ---------
        Net Deferred Tax Assets             $ 12,546
                                           =========
        Deferred Tax Liabilities             $ 5,258
                                           =========
The components of state income tax expense (benefit) were as follows for the years ended December 31, 1995:

Taxes currently payable                       $ 650
Deferred tax benefit                           (777)
                                             -------
Total State Income Tax Benefit               $ (127)
                                             =======
The Company has available at December 31, 1995 unused state operating loss carryforwards of approximately $230,000 which may be applied against future taxable income expiring in 2000.

Note 6 - Prior Period Adjustment:

The accompanying financial statements have been restated to recognize deferred revenue for maintenance contracts at December 31, 1994. The effect of the restatement was to decrease beginning retained earnings by $ 116,089, net of $ 14,716 of income taxes.

Note 7 - Subsequent Event:

On May 3, 1996, the Company entered into an asset purchase agreement to sell substantially all of its assets, net of liabilities, to an unrelated third party for shares of the buyer's common stock.

                                      F8

                           Micros-to-Mainframes, Inc


               Unaudited Pro Forma Combined Financial Statement


The following unaudited pro forma combined statements of operations for the nine months ended December 31, 1995 and the year ended March 31, 1995 are based on the historic financial statements of Micros-to-Mainframes, Inc. contained in its Form 10-Q for the nine months ended December 31, 1995 and its Annual Report on Form 10-KSB for the year ended March 31, 1995. The historic information of Data.Com Results, Inc. is based on its audited financial statement for the year ended December 31, 1995, and unaudited interim financial information for the period April 1, 1995 to December 31, 1995 and the twelve month period ended March 31, 1995.

The unaudited pro forma combined financial statements reflect the acquisition of certain of Data.Com's assets pursuant to the Asset Purchase Agreement in exchange for issuance of 87,000 shares of common stock of the Company and the assumption of certain of Data.Com's payables (primary trade). These pro forma combined financial statements do not recognize any contingent consideration which may be due to the seller in the event certain earnings other goals are met. These pro forma combined financial statements reflect a preliminary allocation of the purchases price to the fair value of the assets acquired and liabilities assumed. The unaudited pro forma results of operations may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future.



















                                    P1

                                                       Micros-to-Mainframes, Inc.
                                            Unaudited Pro Forma Combined Balance Sheet
                                                          December 31, 1995


                                                             Micros-to-       Data.Com
                                                           Mainframes, Inc. Results, Inc.  Adjustment    Pro Forma

    Asset

    Current Assets
       Cash                                                     $2,788,779        $21,881   ($935,897)(A) $1,874,763
       Accounts receivable, net                                 10,851,617        945,483                 11,797,100
       Inventory                                                 1,469,331        316,203                  1,785,534
       Prepaid expenses and other
         current assets                                            311,782         99,361     (75,266)(D)    335,877
                                                           ----------------------------------------------------------
               Total current assets                             15,421,509      1,382,928                 15,793,274

      Property, plant and equipment                                785,761        450,353    (202,244)(E)  1,033,870
       Less accumulated deprecation and amortization               453,613        202,244    (202,244)(E)    453,613
                                                           ----------------------------------------------------------
                                                                   332,148        248,109                    580,257

    Other Assets                                                    20,404                    100,000 (C)    120,404
    Goodwill                                                                                  384,000 (F)    384,000
                                                           ----------------------------------------------------------
            Total assets                                       $15,774,061     $1,631,037                $16,877,935
                                                           ==========================================================


    Liabilities and Shareholders' Equity

    Current liabilities:
       Secured notes payable                                        $5,000                                    $5,000
       Accounts payable and accrued expenses                     5,250,035      1,543,953    (935,897)(A)  5,946,096
                                                                                               88,005 (I)
       Income taxes payable                                        141,214         54,543     (54,543)(G)    141,214
                                                           ----------------------------------------------------------
            Total current liabilities                            5,396,249      1,598,496                  6,092,310

    Deferred Income Taxes                                                           5,258      (5,258)(G)          0

    Shareholders'  Equity
       Preferred stock $140,000 liquidation preference               1,400                                     1,400
       Common stock                                                  3,362          1,000      (1,000)(B)      4,232
                                                                                                  870 (H)
       Additional paid-in capital                                7,721,584        180,000    (180,000)(B)  8,128,527
                                                                                              406,943 (H)
       Stock subscriptions receivable                             (322,538)                                 (322,538)
       Retained earnings                                         2,974,004       (153,717)    153,717 (B)  2,974,004
                                                           ----------------------------------------------------------
          Total shareholders' equity                            10,377,812         27,283                 10,785,625
                                                           ----------------------------------------------------------
          Total liabilities and shareholders' equity           $15,774,061     $1,631,037                $16,877,935
                                                           ==========================================================












    See accompanying footnotes

                                                 P2

                                        Micros-to-Mainframes, Inc.

                          Unaudited Pro Forma Combined Statement of Operations

                                For Nine Months Ended Decemebr 31, 1995



                                                              Micros-to-       Data.Com
                                                            Mainframes, Inc. Results, Inc.  Adjustment    Pro Forma



    Net sales                                                  $35,504,768     $3,771,788                $39,276,556
    Costs and expenses:
         Cost of products sold                                  30,520,307      2,288,349                 32,808,656
         Technical personnel salaries                              801,509        405,273                  1,206,782
         Selling, general and administrative expenses            2,910,023      1,284,634      19,200 (J)  4,213,857
         Interest expenses                                           5,898         72,041                     77,939
                                                            ---------------------------------------------------------
                                                                34,237,737      4,050,297                 38,307,234
                                                            ---------------------------------------------------------
    Income before income taxes                                   1,267,031       (278,509)                   969,322

    Provision for income taxes                                     528,000        (21,925)   (104,075)(K)    405,000
                                                            ---------------------------------------------------------
    Net  income                                                    739,031       (256,584)                   564,322
                                                            ---------------------------------------------------------

    Net income per common share                                      $0.26                                     $0.20
                                                            ===============                              ============

    Weighted average number of common
      and common equivalent shares
       used in calculation                                       3,126,986                                 3,213,986
                                                           ===============                              ============







    See accompanying footnotes




                                                  P3





                                        Micros-to-Mainframes, Inc.

                           Unaudited Pro Forma Combined Statement of Operations

                                      For Year Ended March 31, 1995


                                                                      Micros-to-       Data.Com
                                                                    Mainframes, Inc. Results, Inc.  Adjustment     Pro Forma



    Net sales                                                           $43,043,271     $7,388,648                $50,431,919
    Costs and expenses:
         Cost of products sold                                           37,530,399      4,842,476                 42,372,875
         Technical personnel salaries                                       777,619        527,003                  1,304,622
         Selling, general and administrative expenses                     3,276,358      2,014,827      25,600 (J)  5,316,785
         Interest expenses                                                   39,570         96,059                    135,629
                                                                    ----------------------------------------------------------
                                                                         41,623,946      7,480,365                 49,129,911
                                                                    ----------------------------------------------------------
    Other Income                                                             94,275                                    94,275
                                                                    ----------------------------------------------------------
    Income before income taxes                                            1,513,600        (91,717)                 1,396,283

    Provision for income taxes                                              635,200          6,054     (58,254)(K)    583,000
                                                                    ----------------------------------------------------------
    Net  income                                                            $878,400       ($97,771)                  $813,283
                                                                    ==========================================================

    Net income per common share                                               $0.40                                     $0.36
                                                                    ================                              ============
    Weighted average number of common
      and common equivalent shares
       used in calculation                                                2,193,991                                 2,280,991
                                                                    ================                              ============









    See accompanying footnotes

                                                   P4

                          Micros-to-Mainframes, Inc.

          Notes to Unaudited Pro Forma Combined Financial Statements


(A) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to reflect the payment to IBM Credit Corp. of $935,897. The amount due IBM Credit Corp. as of May 6, 1996 and paid on May 6, 1996 was $1,374,709.

(B) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to eliminate the capital accounts of Data.Com Results, Inc.

(C) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to include a note receivable from the seller to the Company of $100,000.

(D) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to exclude assets not acquired relating to a loan receivable of $62,720 and deferred income taxes of $12,546.

(E) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to reflect on a preliminary basis the fair value of the inventory acquired, the property and equipment acquired and the elimination of Data.Com's historical accumulated deprecation.

(F) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to reflect the excess of cost over the net assets acquired of $500,000.

(G) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to eliminated income taxes payable that were not assumed.

(H) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to include 87,000 shares (at $ 4 11/16) of Micros-to-Mainframes, Inc. common stock issued in the transaction.

(I) The unaudited pro forma balance sheet as of December 31, 1995 has been adjusted to include approximately $88,000 of closing costs.

(J) The unaudited pro forma combined statement of operations for the nine months ended December 31, 1995 and the year ended March 31, 1995 reflects the amortization of goodwill using the straight line method over its estimated life of 15 years.

(K) The unaudited pro forma combined statement of operations for nine months ended December 31, 1995 and the year ended March 31, 1995 were adjusted to reflect an income tax provision on a consolidated basis.







                                      P5